Business Combination For Additional Details on the Acquired Intangible Assets - Schedule of Changes in the Carrying Amount of Goodwill by Reporting Segments (Details) - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Schedule of Changes in the Carrying Amount of Goodwill by Reporting Segments [Line Items]
Goodwill	$ 1,955,683
Customer relationships	2,414,357
Total goodwill and intangible assets, net	$ 4,370,040